UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report:  July 30, 1998


                      NPC INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

                              Kansas
                     (State of incorporation)


     0-13007                            48-0817298
(Commission Identification No IRS Employer Identification No.)

          720 West 20th Street, Pittsburg, Kansas  66762
        (Address of principal executive office   Zip Code)

          Registrant's telephone number:  (316/231-3390)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective July 27, 1998, the Audit Committee recommended and the Board of Directors of NPC International, Inc. (the "Company") appointed PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending March 30, 1999. On July 28, 1998, Company management informed Ernst & Young LLP that the firm would no longer be engaged as independent accountants for the Company and its subsidiaries for accounting periods subsequent to the quarter ended June 30, 1998.

Ernst & Young LLP's report on the Company's financial statements for the two most recent fiscal years ended March 25, 1997 and March 31, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended March 25, 1997, and March 31, 1998, and during subsequent interim periods through June 30, 1998, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its audit reports.

During the two most recent fiscal years ended March 25, 1997, and March 31, 1998, and during subsequent interim periods through June 30, 1998, there were no reportable events (as defined in Securities and Exchange Commission Regulations S-K Item
304(a)(1)(v)).

The Company requested Ernst & Young LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. Ernst & Young LLP's letter dated July 30, 1998, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a.) Financial statements of business acquired

     Not applicable.

(b.) Pro forma financial information

     Not applicable.

(c.) Exhibits

     The exhibits set forth on the Index to Exhibits on page 3 are incorporated herein by reference.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NPC INTERNATIONAL, INC.

DATED:    July 30, 1998



Troy D. Cook
Vice President Finance
Chief Financial Officer
Principal Financial Officer

                         INDEX TO EXHIBITS

                                                       PAGE NO.
                                                       IN THIS
EXHIBIT   DESCRIPTION                                  FILING

16   Letter from Ernst & Young LLP
          dated July 30, 1998                                4







Exhibit 16
Letter on change in certifying accountant









                  [ERNST & YOUNG LLP LETTERHEAD]



July 30, 1998

Office of Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Dear Chief Accountant:

We have read Item 4 of the Current Report on Form 8-K dated July
30, 1998 of NPC International, Inc. and are in agreement with the statements contained therein.

Very truly yours,



Ernst & Young LLP